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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 23, 1997



                            CYBEX INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


        0-4538                                          11-1731581
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(Commission File Number)                    (I.R.S. Employer Identification No.)


10 TROTTER DRIVE, MEDWAY, MASSACHUSETTS                             02053
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (508) 533-4300
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              (Registrant's Telephone Number, Including Area Code)


                2100 SMITHTOWN AVENUE, RONKONKOMA, NEW YORK 11779
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          (Former Name or Former Address, if Changed Since Last Report)

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
ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

      (a)

                  On May 23, 1997, the shareholders of CYBEX International, Inc. (the "Registrant" or the "Company") voted in favor of a proposal to adopt an Agreement and Plan of Merger, dated as of December 27, 1996, as amended (the "Merger Agreement"), among the Company, Trotter Inc., a Delaware corporation ("Trotter"), and CAT'S TAIL, INC., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"). A copy of the Merger Agreement was previously filed with the Securities and Exchange Commission as Annex A to the Registrant's definitive Proxy Statement, dated April 23, 1997, in connection with the Annual Meeting of Shareholders (the "Proxy Statement"), and is incorporated herein by reference.

                  On May 23, 1997, following the shareholder vote and pursuant to the Merger Agreement, Trotter filed a Certificate of Merger with the Secretary of State of the State of Delaware, whereupon Merger Sub merged with and into Trotter (the "Merger") and Trotter (as the surviving corporation in the Merger) became a wholly owned subsidiary of the Company.

                  Pursuant to the Merger Agreement and in consideration of the Merger, the Company (i) issued 4,273,056 shares of the Company's common shares, $.10 par value ("Company Common Stock"), to UM Equity Corp. ("UM Equity"), the sole holder of the common stock, $.01 par value, of Trotter ("Trotter Common Stock") and (ii) assumed each outstanding option to purchase shares of Trotter Common Stock under Trotter's stock option plans. See the information which is set forth under the caption "The Merger Agreement" in the Proxy Statement.

                  Immediately following the Merger (and a charitable gift by UM Equity of 100,000 shares of Company Common Stock), John Aglialoro and Joan Carter, who are married, may be deemed to be the beneficial owners of 48.3% of the outstanding shares of Company Common Stock, through their 100% ownership of UM Holdings, Ltd. ("UM Holdings"), which is the sole stockholder of UM Equity. The only other person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Company Common Stock immediately following the Merger owns approximately 6.1% the outstanding shares of Company Common Stock.




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
                  Pursuant to the Merger Agreement and immediately following the Merger, the size of the Board of Directors of the Company was set at nine persons, four of whom were designated by the Company and five of whom were designated by Trotter. Four directors of the Company prior to the Merger continued to be directors following the Merger. In addition, Peter C. Haines, formerly the President and Chief Executive Officer of Trotter, was appointed the President and Chief Executive Officer of the Company. See the information which is set forth under the caption "The Merger - Board of Directors and Management of the Company After the Merger" in the Proxy Statement.

                  Prior to the Merger, neither Trotter nor any of its subsidiaries, affiliates, directors or executive officers owned any shares of Company Common Stock or had any material relationship with the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

      (b)

                  All of the shares of Company Common Stock owned by UM Equity have been pledged by it to Summit Bank (the "Bank") as collateral security for loans made by the Bank to Trotter pursuant a Loan and Security Agreement.


ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      (a)

                  Pursuant to the Merger Agreement, Merger Sub merged with and into Trotter and Trotter (as the surviving corporation in the Merger) became a wholly owned subsidiary of the Company. The information set forth in Item 1 above is incorporated herein by reference.

      (b)

                  Assets held by Trotter and used for its business purposes will continue to be used in the same manner as used prior to the consummation of the Merger. These assets are used in the design, manufacture and distribution of professional quality, premium priced fitness equipment for the home and commercial markets.




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
ITEM 5.     OTHER EVENTS.

                  Following the Merger, the Company changed its address of its principal executive offices to 10 Trotter
      Drive, Medway, Massachusetts 02053. The Company's new telephone number is (508) 533-4300.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.

      (a)   Financial Statements of Business Acquired.

            (i) Substantially the same information as that required by paragraph
      (a) of Item with respect to the consolidated balance sheets of the business acquired by the Registrant as of December 31, 1995 and 1996, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996 has been previously reported by the Registrant in the Proxy Statement. In accordance with General Instruction B.3. to Form 8-K, such information is not reported in this report.

            (ii) It is impracticable to provide the required unaudited financial statements for the business acquired by the Registrant as of and for the interim three-month period ended March 31, 1997. The Registrant will file such required unaudited financial statements for the business acquired by the Registrant as soon as practicable, but not later than 60 days after the date on which this Report is required to be filed.

      (b)   Pro Forma Financial Information.

            (i) Substantially the same information as that required by paragraph
      (b) of Item 7, with respect to the unaudited pro forma combined financial statements of the Company giving effect to the Merger for the year ended December 31, 1996, has been previously reported by the Registrant in the Proxy Statement. In accordance with General Instruction B.3. to Form 8-K, such information is not reported in this Report.

            (ii) It is impracticable to provide the required unaudited pro forma combined financial statements of the Company giving effect to the Merger for the quarter ended March 31, 1997. The Registrant will file such required financial statements giving effect to the Merger as soon as practicable, but no later than 60 days after the date on which this Report is required to be filed.



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
      (c)   Exhibits.

            Exhibit No.                   Description
            -----------       ---------------------------------------

            2(b)(i) Agreement and Plan of Merger, dated as of December 27, 1996, by and among the Company, Trotter Inc., and CAT's TAIL, INC., incorporated by reference to
                              Exhibit 2(b)(i) to the Annual Report on
                              Form 10-K for the year ended December
                              31, 1996 (the "1996 10-K").

            2(b)(ii) First Amendment to Agreement and Plan of Merger, dated as of January 16, 1997, to Agreement and Plan of Merger, dated as of December 27, 1996, by and among the Company, Trotter Inc., and CAT's TAIL, INC., incorporated by reference to
                              Exhibit 2(b)(ii) to the 1996 10-K.

            99.1 Company's definitive proxy statement, dated April 23, 1997, for its Annual Meeting of Shareholders held on May 23, 1997, incorporated by reference to the Company's definitive proxy statement, dated April 23, 1997, for its Annual Meeting of Shareholders held on May 23, 1997.



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
                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CYBEX International, Inc.
                                         ---------------------------------
                                               (Registrant)



Date: June 4, 1997                  By:  /s/ Peter C. Haines
                                         ---------------------------------
                                          Name:  Peter C. Haines
                                          Title: President and Chief
                                                 Executive Officer












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
                                  EXHIBIT INDEX


Exhibit No.                   Description
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2(b)(i)           Agreement and Plan of Merger, dated as of December 27, 1996, by and among the Company, Trotter Inc., and CAT's TAIL, INC., incorporated by reference to Exhibit 2(b)(i) to the Annual Report on Form 10-K for the year ended December 31, 1996 (the "1996 10-K").

2(b)(ii) First Amendment to Agreement and Plan of Merger, dated as of January 16, 1997, to Agreement and Plan of Merger, dated as of December 27, 1996, by and among the Company, Trotter Inc., and CAT's TAIL, INC., incorporated by reference to Exhibit 2(b)(ii) to the 1996 10-K.

99.1 Company's definitive proxy statement, dated April 23, 1997, for its Annual Meeting of Shareholders held on May 23, 1997, incorporated by reference to the Company's definitive proxy statement, dated April 23, 1997, for its Annual Meeting of Shareholders held on May 23, 1997.







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